                                   SCHEDULE
                                    to the
                               Master Agreement

                        dated as of February 28, 2006

                                   between

                                                   WELLS FARGO BANK, N.A.,
                                                not in its individual capacity
                                     and            but solely as trustee
    CREDIT SUISSE INTERNATIONAL               of the supplemental interest trust
                                             created pursuant to the Pooling and
                                                     Servicing Agreement
_______________________________________   _________________________________________
            ("Party A")                                 ("Party B")

                                    Part 1

                           Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of:

   Section 5(a)(v),     Not Applicable
   Section 5(a)(vi),    Not Applicable
   Section 5(a)(vii),   Not Applicable
   Section 5(b)(iv),    Not Applicable

and in relation to Party B for the purpose of:

   Section 5(a)(v),     Not Applicable
   Section 5(a)(vi),    Not Applicable
   Section 5(a)(vii),   Not Applicable
   Section 5(b)(iv),    Not Applicable

(b)   "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)   Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of
   Default" in Section 14 is deemed to be modified accordingly:

      Section  5(a)(i)  (Failure to Pay or Deliver)  will apply to Party A and
      Party B.
      Section  5(a)(ii)  (Breach  of  Agreement)  will not apply to Party A or
      Party B.
      Section  5(a)(iii)  (Credit  Support  Default) will apply to Party A and will not apply to Party B, unless  Party A has posted  collateral  under the Credit Support Annex, in which case it will apply to Party B.
      Section 5(a)(iv)  (Misrepresentation) will not apply to Party A or Party
      B.
      Section 5(a)(v) (Default under Specified  Transaction) will not apply to
      Party A or Party B.
      Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.
      Section  5(a)(vii)  (Bankruptcy)  will  apply  to  Party A and  Party B;
      provided that clause (2) thereof shall not apply to Party B.
      Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d)   Termination Events.  The following Termination Events will apply to the parties as specified below:

      Section 5(b)(i) (Illegality) will apply to Party A and Party B.
      Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.
      Section  5(b)(iii)  (Tax  Event upon  Merger)  will apply to Party A and
      Party B.
      Section  5(b)(iv)  (Credit  Event upon Merger) will not apply to Party A or Party B.

(e)   The "Automatic Early Termination" provision of Section 6(a) of this
   Agreement will not apply to Party A or Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
   Agreement:

   (i)      Loss will apply.

   (ii)     The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

(h)   Additional Termination Events.  The following Additional Termination
   Events will apply, in each case with respect to Party B as the sole
   Affected Party (unless otherwise provided below):

   (i)      Party A fails to  comply  with  the  Downgrade  Provisions  as set forth in Part 5(b).  For all purposes of this  Agreement,  Party A shall be  the  sole  Affected  Party  with  respect  to  the  occurrence  of a
      Termination Event described in this Part 1(h)(i).

   (ii)     The Pooling and Servicing  Agreement  between  Credit Suisse First
      Boston Mortgage  Securities  Corp., as Depositor,  DLJ Mortgage Capital,
      Inc., as Seller,  Wells Fargo Bank, N.A., as Master Servicer,  Servicer,
      Back-Up Servicer and Trust  Administrator,  Select  Portfolio  Servicing
      Inc.,  as a Servicer and as Special  Servicer,  and U.S.  Bank  National
      Association,  as Trustee,  dated as of February 1, 2006, as amended from time to time (the PSA or the Pooling and  Servicing  Agreement) or other transaction  document is amended or modified  without the prior  written consent of Party A, where such  consent is  required  under the terms of the PSA.

   (iii) The termination of the Trust pursuant to Section 11.01 of the PSA.

   (iv) The Group 6 Interest  Remittance Amount in respect of any Distribution
      Date, not including any amounts  distributed to the holders of the Class
      6-A-1  Certificates on such  Distribution Date from the Class 6-A-1 Swap
      Account,   is  less  than  the  Swap  Fee  Amount  in  respect  of  such
      Distribution Date.
   Part 2

                             Tax Representations.

(a)   Payer Representations. For the purpose of Section 3(e) of this
   Agreement, Party A will make the following representation and Party B will make the following representation:

   It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this
   Agreement)  to be made by it to the other  party under this  Agreement.  In making  this  representation,  it may  rely  on  (i)  the  accuracy  of any representations  made by the other party  pursuant to Section  3(f) of this
   Agreement,  (ii) the  satisfaction  of the  agreement  contained in Section
   4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section 4(a)(i) or
   4(a)(iii) of this Agreement and (iii) the  satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause  (ii) and the other  party  does not  deliver a form or  document under Section  4(a)(iii) of this Agreement by reason of material  prejudice to its legal or commercial position.

(b)   Payee Representations. For the purpose of Section 3(f) of this
   Agreement, Party A and Party B make the representations specified below, if any:

(i)   Party A makes the following representation to Party B:

(A)   Party A is entering into each  Transaction in the ordinary course of its trade as, and is, a recognized  UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)   Party A has been approved as a Withholding  Foreign  Partnership  by the
            US Internal Revenue Service.

(C)   Party  A's  Withholding  Foreign  Partnership  Employer   Identification
            Number is 98-0330001.

(D)   Party A is a  partnership  that  agrees to comply  with any  withholding obligation under Section 1446 of the Internal Revenue Code.

(ii)  Party B makes no  representations  for the  purpose of  Section  3(f) of this Agreement.

                                    Part 3

                       Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:-- None

(b) Other documents to be delivered are:--

-------------------------------------------------------------------------------------
   Party            Form/Document/Certificate           Date by which   Covered by
 required                                              to be delivered  Section 3(d)
to deliver                                                              Representation
 document
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party A     Certified copy of the board of directors   Concurrently        Yes
and Party B resolution (or equivalent authorizing      with the
            documentation) which sets forth the        execution and
            authority of each signatory to this        delivery of
            Agreement and each Credit Support          this Agreement.
            Document (if any) signing on its behalf
            and the authority of such party to enter
            into Transactions contemplated and
            performance of its obligations hereunder.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party A     Incumbency certificate (or, if available   Concurrently        Yes
and Party B the current authorized signature book or   with the
            equivalent authorizing documentation)      execution and
            specifying the names, titles, authority    delivery of
            and specimen signatures of the persons     this Agreement
            authorized to execute this Agreement       unless
            which sets forth the specimen signatures   previously
            of each signatory to this Agreement, each  delivered and
            Confirmation and each Credit Support       still in full
            Document (if any) signing on its behalf.   force and
                                                       effect.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party A     An opinion of counsel to such party (or,   Concurrently        No
and B       in the case of Party B, counsel to the     with the
            Trustee) as to the enforceability of this  execution and
            Agreement that is reasonably satisfactory  delivery of
            in form and substance to the other party.  the
                                                       Confirmation
                                                       unless
                                                       previously
                                                       delivered and
                                                       still in full
                                                       force and
                                                       effect.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party B     All opinions of counsel to Party B and     Upon execution      No
            counsel to the Servicer, delivered as of   of this
            the Closing Date                           Agreement
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party B     Such other information in connection with  Upon request        No
            the Certificates or the PSA in the
            possession of Party B as Party A may
            reasonably request.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Party B     An executed copy of the PSA.               Within 30 days      Yes
                                                       after the date
                                                       of this
                                                       Agreement.
-------------------------------------------------------------------------------------

                                   Part 4.

                                Miscellaneous.

(a)   Addresses for Notices. For the purposes of Section 12(a) of this
   Agreement:

Notwithstanding Section 12 (a) of the Agreement, all notices,  including those to be given  under  Section 5 or Section 6 of the  Agreement,  may be given by facsimile transmission or electronic messaging system.

(i)   (1)   Address for notices or communications to Party A:-

      Address:One Cabot Square  Attention:  (1) Head    of     Credit     Risk
                                                Management;
              London E14 4QJ                (2) Global Head of OTC Operations,
                                                Operations Department;
                                            (3) General Counsel Europe -
                                                Legal and Compliance
                                                Department

      Swift:  Credit Suisse International CSFP GB2L

   (2)For the  purpose  of  facsimile  notices  or  communications  under this
      Agreement:-

      Facsimile No.:    +44 (0) 207 888 2686
      Attention:  General Counsel Europe - Legal and Compliance Department

      Telephone  number  for oral  confirmation  of receipt  of  facsimile  in legible form:  +44 (0) 207 888 4465
      Designated   responsible   employee   for  the   purposes   of   Section
12(a)(iii):  Senior Legal Secretary

      With a copy to:

      Facsimile No. +44 (0) 207 888 3715
      Head of Credit Risk Management

      With a copy to:

      Facsimile No. +44 (0) 207 888 9503
      Global Head of OTC Operations, Operations Department.

(ii)        Address for notices or communications to Party B:-

   Address:       Wells Fargo Bank, N.A.,   Attention:  Client Manager, CSMC
                   as trustee for the                   ARMT 2006-1
                   supplemental interest
                   trust created pursuant
                   to the Pooling and
                   Servicing Agreement
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045

   Telephone No.: (410) 884-2000            Facsimile No.:  (410) 715-2380

    (For all purposes.)

    With copies to:-

   Address:       Credit Suisse Securities     Attention:  Peter Sack
                  (USA) LLC
                  11 Madison Avenue
                  New York, N.Y.  10010

   Telephone No.: (212) 325-7892               Facsimile No.:  (212) 742-5181

(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

   Party A appoints as its Process Agent:

             Credit Suisse Securities (USA) LLC
             Eleven Madison Avenue
             New York, NY 10010

            Attention:  General Counsel
                        Legal and Compliance Department

   Party B appoints as its Process Agent:  Not applicable.

(c)   Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

   Party A is not a Multibranch Party.
   Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document. Credit Support Document means:-

   With respect to Party A:  The Credit Support Annex.

   With respect to Party B:  The Credit Support Annex.

(g)   Credit Support Provider.

   Credit Support Provider means in relation to Party A:  Not applicable.
   Credit Support Provider means in relation to Party B:  Not applicable.

(h)   Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this
   Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)   Netting of Payments. Subparagraph (ii) of Section 2(c) of this
   Agreement will apply to all Transactions.

(j)   "Affiliate."  Each of Party A and Party B shall be deemed to have no
   Affiliates.

                                   Part 5.

                              Other Provisions.

(a)   Definitions.

   Any  capitalized  terms used but not  otherwise  defined in this  Agreement shall have the meanings  assigned to them (or incorporated by reference) in the  PSA.  In the  event of any  inconsistency  between  the  terms of this
   Agreement and the terms of the PSA, this Agreement will govern.

(b)   Downgrade Provisions.

   (1)      It shall be a collateralization  event  (Collateralization  Event)
   if:

         (A)  (i) the  unsecured,   unguaranteed  and  otherwise   unsupported
         long-term  senior debt obligations of Party A are rated below "A1" by
         Moody's  Investors  Service,  Inc.  (Moody's)  or are  rated  "A1" by
         Moody's and such rating is on watch for possible  downgrade (but only for so long as it is on watch for  possible  downgrade)  and (ii) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt obligations  of Party A are rated below "P-1" by Moody's or are rated
         "P-1" by Moody's and such rating is on watch for  possible  downgrade
         (but only for so long as it is on watch for possible downgrade),

         (B)  no  short-term   rating  is  available   from  Moody's  and  the
         unsecured,  unguaranteed and otherwise  unsupported  long-term senior debt  obligations  of Party A are rated below "Aa3" by Moody's or are rated  "Aa3" by  Moody's  and such  rating is on watch  for  possible downgrade  (but  only  for so long  as it is on  watch  for  possible downgrade),

         (C) either (i) the unsecured,  unguaranteed and otherwise unsupported short-term  debt  obligations  of Party A  are rated  below  "A-1" by
         Standard & Poor's  Rating  Services,  a division  of The  McGraw-Hill
         Companies,  Inc.  (S&P) or (ii) if Party A does not have a short-term
         rating  from  S&P,  the   unsecured,   unguaranteed   and   otherwise
         unsupported  long-term  senior debt  obligations of Party A are rated below "A+" by S&P, or

         (D) either (i) the unsecured,  unguaranteed and otherwise unsupported long-term  senior debt  obligations of Party A are rated below "A" by
         Fitch,  Inc.  (Fitch),  or  (ii)  the  unsecured,   unguaranteed  and
         otherwise  unsupported  short-term  debt  obligations  of Party A are rated below "F-1" by Fitch.

   During any period in which a Collateralization Event is occurring,  Party A shall,  at its own expense and within  thirty  (30)  calendar  days of such
   Collateralization  Event, either (i) post collateral according to the terms of  the  1994  ISDA  Credit  Support  Annex  to  this  Schedule,  including
   Paragraph  13  thereof  (the  "Credit  Support  Annex"),   (ii)  furnish  a
   guarantee of Party A's obligations  under this Agreement that is subject to the  satisfaction  of the  S&P  Ratings  Condition  from a  guarantor  that satisfies the Hedge Counterparty  Ratings  Requirement (as defined herein), or (iii)  obtain a  substitute  counterparty  (and  provide  prior  written notice to each Rating  Agency with respect  thereto) that (a) is reasonably acceptable  to  Party B,  (b)  satisfies  the  Hedge  Counterparty  Ratings
   Requirement   and  (c)  assumes  the  obligations  of  Party A  under  this
   Agreement  (through an  assignment  and  assumption  agreement  in form and substance  reasonably  satisfactory to Party B) or replaces the outstanding
   Transactions  hereunder with  transactions on identical terms,  except that
   Party A shall be replaced as  counterparty,  provided that such  substitute counterparty,  as of the date of such assumption or replacement,  must not, as a result  thereof,  be  required to withhold or deduct on account of tax under  the  Agreement  or the new  transactions,  as  applicable,  and such assumption or replacement must not lead to a termination  event or event of default  occurring  in  respect  of the new  transactions,  as  applicable, provided  further,  that satisfaction of the S&P Ratings Condition shall be required  for any  transfer of any  Transactions  under this  clause  (iii)
   unless such transfer is in connection  with the  assignment  and assumption of this Agreement by such substitute  counterparty  without modification of its terms,  other than the following  terms:  party name, dates relevant to the effective date of such  transfer,  tax  representations  (provided that
   the   representations  in  Part  2(a)  are  not  modified)  and  any  other representations  regarding the status of the substitute counterparty of the type  included  in Section  (c) of this Part 5 and notice  information  (in which  case,  Party A shall  provide  written  notice  to S&P with  respect thereto).  To the  extent  that  Party  A  elects  or is  required  to post collateral  pursuant to this Part  5(b)(1),  Party A shall  deliver to each
   Rating Agency  within  thirty (30) calendar days of the  occurrence of such
   Collateralization   Event  an   opinion   acceptable   to  S&P  as  to  the
   enforceability  of the  Credit  Support  Annex  and  which  confirms  that, notwithstanding  the  commencement of a case under the Bankruptcy Code with respect  to Party A, the  collateral  will (a) be  available  to meet  swap obligations  notwithstanding  the  automatic  stay  and  (b)  if  delivered
   pre-bankruptcy,   will  not  be  subject  to  recovery  as  preferences  or
   constructive  fraudulent  conveyances,  in each case  subject  to  standard qualifications and assumptions.

   Hedge  Counterparty  Ratings  Requirement  shall  mean (a)  either  (i) the
   unsecured,   unguaranteed   and  otherwise   unsupported   short-term  debt
   obligations of the substitute  counterparty are rated at least "A-1" by S&P or (ii) if the substitute  counterparty  does not have a short-term  rating from S&P, the unsecured,  unguaranteed and otherwise  unsupported long-term senior debt  obligations of the substitute  counterparty are rated at least
   "A+" by S&P,  (b)  either (i) the  unsecured,  unguaranteed  and  otherwise
   unsupported   long-term   senior  debt   obligations  of  such   substitute
   counterparty  are  rated at least  "A1" by  Moody's  (and if rated  "A1" by
   Moody's,  such  rating  is not on watch  for  possible  downgrade)  and the
   unsecured,   unguaranteed   and  otherwise   unsupported   short-term  debt
   obligations  of such  substitute  counterparty  are rated at least "P-1" by
   Moody's  (and if rated  "P-1" by  Moody's,  such rating is not on watch for possible downgrade and remaining on watch for possible downgrade),  or (ii)
   if such  substitute  counterparty  does not have a  short-term  debt rating
   from  Moody's,  the  unsecured,   unguaranteed  and  otherwise  unsupported
   long-term  senior debt  obligations  of such  substitute  counterparty  are rated at least  "Aa3" by  Moody's  (and if  rated  "Aa3" by  Moody's,  such rating is not on watch for  possible  downgrade),  and (c)  either  (i) the unsecured,  unguaranteed  and otherwise  unsupported  long-term senior debt obligations  of such  substitute  counterparty  are  rated at least  "A" by
   Fitch  or  (ii)  the  unsecured,  unguaranteed  and  otherwise  unsupported short-term debt  obligations of such substitute  counterparty  are rated at least  "F1" by Fitch.  For the  purpose  of this  definition,  no direct or indirect  recourse  against  one or  more  shareholders  of the  substitute counterparty  (or against any Person in control  of, or  controlled  by, or under  common  control  with,  any such  shareholder)  shall be  deemed  to constitute  a  guarantee,  security  or support of the  obligations  of the substitute counterparty.

   S&P Ratings  Condition shall mean prior written  confirmation from S&P that a proposed  action will not cause the  downgrade or  withdrawal of the then current ratings of any outstanding Offered Certificates.

   Rating Agency shall mean each of S&P, Moody's and Fitch.

   (2)      It shall be a ratings event  (Ratings  Event) if at any time after the date  hereof  Party A  shall  fail to  satisfy  the Hedge  Counterparty
   Ratings  Threshold.  Hedge  Counterparty  Ratings  Threshold shall mean (A)
   the unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations  of  Party A  are rated at least  "BBB-" by S&P,  (B) the unsecured,  unguaranteed  and otherwise  unsupported  long-term senior debt obligations  of Party A are rated at least "A3" by Moody's (and such rating is not on watch for possible  downgrade)  and the  unsecured,  unguaranteed and otherwise unsupported  short-term debt obligations of Party A are rated at least  "P-2" by Moody's  (and such  rating is not on watch for  possible downgrade),  and (C) either (i) the unsecured,  unguaranteed  and otherwise unsupported  long-term  senior  debt  obligations  of Party A  are rated at least "BBB+" by Fitch,  or (ii) the unsecured,  unguaranteed  and otherwise unsupported  short-term  debt  obligations  of  Party A  are rated at least
   "F-2" by Fitch.

   (3)      Following a Ratings Event, Party A shall take the following actions:

         (a)      Party A,  at its sole expense,  shall (i) commence  actively to seek to obtain a  substitute  counterparty  and,  in the case of a
         Ratings  Event  pursuant to  subparagraph  (A) of the  definition  of
         "Hedge  Counterparty  Ratings  Threshold" or if at any time after the date  hereof S&P  withdraws  all of Party A's  ratings  and no longer rates Party A,  Party A  shall  within 10 Business  Days,  subject to extension upon S&P Ratings  Condition,  of the Ratings Event obtain a substitute  counterparty  (and provide  written notice to each Rating
         Agency  with  respect   thereto),   that  (A)   satisfies  the  Hedge
         Counterparty  Ratings  Requirement and (B) assumes the obligations of
         Party A under this  Agreement  (through an assignment  and assumption agreement in form and substance  reasonably  satisfactory to Party B)
         or replaces the outstanding  Transactions hereunder with transactions on  identical  terms,  except  that  Party A  shall  be  replaced  as counterparty,  provided that such substitute counterparty,  as of the date of  such  assumption  or  replacement,  must  not,  as a  result thereof,  be  required  to withhold or deduct on account of tax under the  Agreement  or the new  transactions,  as  applicable,  and  such assumption or  replacement  must not lead to a  termination  event or event of default  occurring  in respect of the new  transactions,  as applicable;  provided  further that  satisfaction  of the S&P Ratings
         Condition  shall be required  within such 10 Business  Days or longer period,  as  applicable,  for any transfer of any  Transaction  under this clause (a)(i)  unless such  transfer is in  connection  with the assignment and assumption of this Agreement  without  modification of its  terms by such  counterparty,  other  than the  following  terms:
         party name,  dates  relevant to the effective  date of such transfer, tax  representations  (provided that the representations in Part 2(a)
         are not modified) and any other representations  regarding the status of the  substitute  counterparty  of the type included in Section (c)
         of this Part 5 and notice  information (in which case,  Party A shall provide  written  notice  to S&P with  respect  thereto)  and (ii) be required to post collateral as set forth in (b) below;

         (b)      in the case of a Ratings Event pursuant to subparagraph  (B)
         or (C) of the definition of "Hedge  Counterparty  Ratings Threshold", if Party A has not  obtained a substitute  counterparty as  set forth in (3)(a)  above  within 30 days of the Ratings  Event,  then Party A shall continue to seek a substitute  counterparty and, on or prior to the  expiration  of such  period,  post  collateral  according to the
         terms  of  the  Credit   Support  Annex.   Notwithstanding   anything
         contained herein to the contrary,  if Party A is required to transfer its rights and  obligations  under this  Agreement  pursuant  to this
         Part  5(b)(3) as a result of a rating  issued by S&P,  Party A shall, at all times prior to such transfer,  be required to post  collateral in accordance  with (i) the terms of the Credit Support Annex or (ii)
         an agreement  with Party B providing  for the posting of  collateral, which  agreement  shall be subject to Rating Agency Approval and will require Party A to post the required collateral.

         Rating Agency Approval shall mean prior written confirmation from
         S&P, Moody's and Fitch that such amendment will not cause them to downgrade or withdraw its then-current ratings of any outstanding
         Offered Certificates.

(c)   Section  3(a) of  this  Agreement  is  hereby  amended  to  include  the following additional representations after paragraph 3(a)(v):

   (vi)  Eligible   Contract   Participant.   It  is  an  "eligible   contract
   participant"  as defined in section 1a(12) of the U.S.  Commodity  Exchange
   Act.

   (vii)   Individual   Negotiation.   This  Agreement  and  each  Transaction
   hereunder is subject to individual negotiation by the parties.

   (viii)  Relationship  between  Party A and Party B.  Subject as provided in
   Part 5(g),  each of Party A and Party B will be deemed to  represent to the other on the date on which it enters  into a  Transaction  or an  amendment thereof that (absent a written  agreement  between Party A and Party B that
   expressly  imposes  affirmative   obligations  to  the  contrary  for  that
   Transaction):

      (1)   Principal.  It is  acting  as  principal  and  not as  agent  when entering into this Agreement and each Transaction.

      (2)   Non-Reliance.  It is acting  for its own  account  and it has made its own independent  decisions to enter into that  Transaction and as to whether that  Transaction is appropriate or proper for it based upon its own  judgment  and upon  advice  from  such  advisors  as it has  deemed necessary.  It is not relying on any communication  (written or oral) of the other party as  investment  advice or as a  recommendation  to enter
      into  that  Transaction;   it  being  understood  that  information  and
      explanations  related to the terms and conditions of a Transaction shall not be considered  investment  advice or a recommendation  to enter into that Transaction.  No communication  (written or oral) received from the other party shall be deemed to be an  assurance  or  guarantee as to the expected results of that Transaction.

      (3)   Evaluation  and  Understanding.  It is capable of  evaluating  and understanding  (on its own  behalf or through  independent  professional advice),  and understands and accepts,  the terms,  conditions and risks of this Agreement and each Transaction hereunder.  It is also capable of assuming,  and assumes,  all financial and other risks of this Agreement and each Transaction hereunder.

      (4)   Status of  Parties.  The other  party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)   Section 4 is hereby amended by adding the following new agreement:

      (f) Actions  Affecting  Representations.  Party B agrees not to take any action during the term of this  Agreement or any  Transaction  hereunder that renders or could render any of the  representations  and warranties in this Agreement untrue,  incorrect,  or incomplete,  and, if any event
      or   condition   occurs   that   renders   or  could   render  any  such
      representation   untrue,   incorrect,   or  incomplete,   Party  B  will
      immediately give written notice thereof to Party A.

(e)   Transfer.  Section  7 is  hereby  amended  to  read in its  entirety  as follows:

      Except as stated under  Section  6(b)(ii),  provided  that to the extent
      Party A makes a transfer  pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating  Agencies of such  transfer,  neither
      Party A nor Party B is permitted to assign,  novate or transfer (whether by way of  security  or  otherwise)  as a whole  or in  part  any of its
      rights,   obligations   or  interests   under  this   Agreement  or  any
      Transaction  without  the prior  written  consent  of the  other  party;
      provided,  however,  that (i) Party A may make such a  transfer  of this
      Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or  into,  or  transfer  of  substantially  all of its  assets  to, another entity, or an incorporation,  reincorporation or reconstitution, and (ii) Party A may  transfer  this  Agreement to any Person that is an office, branch or affiliate of Party A (any such Person,  office, branch or  affiliate,  a  Transferee)  on at least five  Business  Days'  prior written notice to Party B; provided  that,  with respect to clause (ii),
      (A) as of the date of such transfer the Transferee  will not be required to withhold or deduct on account of a Tax from any  payments  under this
      Agreement  unless the  Transferee  will be required to make  payments of additional  amounts pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax;  (B) a  Termination  Event or Event of Default does not occur under this  Agreement as a result of such  transfer;  (C) such notice is  accompanied  by a written  instrument  pursuant  to which the
      Transferee  acquires and assumes the rights and  obligations  of Party A so  transferred;  and (D) Party A will be  responsible  for any costs or expenses  incurred  in  connection  with  such  transfer.  Party  B will execute such  documentation as is reasonably deemed necessary by Party A
      for  the  effectuation  of  any  such  transfer.   Notwithstanding   the
      foregoing,  no such transfer shall be made unless the transferring party obtains a written  acknowledgment from each of the Rating Agencies that, notwithstanding  such transfer,  the then-current ratings of the Offered
      Certificates will not be reduced or withdrawn,  provided,  however, that this provision  shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

      Except  as  specified  otherwise  in  the  documentation   evidencing  a
      transfer,  a  transfer  of all  the  obligations  of  Party  A  made  in compliance  with  this  Section  7 will  constitute  an  acceptance  and
      assumption   of  such   obligations   (and  any  related   interests  so
      transferred)  by the  Transferee,  a novation of the transferee in place of Party A with respect to such obligations  (and any related  interests so  transferred),  and a  release  and  discharge  by Party B of Party A from,  and an  agreement  by Party B not to make any claim for  payment,
      liability,   or  otherwise   against  Party  A  with  respect  to,  such
      obligations from and after the effective date of the transfer.

      In  addition,  Party A may  transfer  this  Agreement  without the prior written  consent  of the  Trustee  on behalf  of Party B but with  prior written  notice to S&P, to an  Affiliate of Party A that  satisfies  the
      Hedge  Counterparty   Rating   Requirements  or  that  has  furnished  a
      guarantee,  subject to S&P Ratings  Condition,  of the obligations under this Agreement  from a guarantor  that satisfies the Hedge  Counterparty
      Rating  Requirements;  provided  that  satisfaction  of the S&P  Ratings
      Condition  will be required  unless such transfer is in connection  with the  assignment  and  assumption of this  Agreement by such an Affiliate without  modification  of its  terms,  other than the  following  terms:
      party name,  dates relevant to the effective date of such transfer,  tax representations  (provided that the representations in Part 2(a) are not modified) and any other representations  regarding the status of such an
      Affiliate the  substitute  counterparty  of the type included in Section
      (c) of this Part 5 and notice  information (in which case, Party A shall provide written notice to S&P with respect thereto).

(f)   Trustee Capacity.  It is expressly  understood and agreed by the parties hereto that (i) this  Agreement  is executed  and  delivered by Wells Fargo
   Bank (the Trustee) not  individually or personally but solely as trustee of the supplemental  interest trust created pursuant to the PSA (the "Trust"), in the  exercise  of the powers and  authority  conferred  and vested in it
   under  the  PSA,  (ii)  each  of  the  representations,   undertakings  and
   agreements  herein made on the part of the Trust is made and  intended  not as personal  representations,  undertakings  and  agreements by the Trustee but is made and intended  for the purpose of binding only the Trust,  (iii)
   nothing  herein  contained  shall be construed as creating any liability on the  part of the  Trustee,  individually  or  personally,  to  perform  any covenant either expressed or implied contained herein,  all such liability, if any,  being  expressly  waived by the  parties  hereto and by any Person claiming  by,  through  or under  the  parties  hereto  and  (iv)  under no circumstances  shall the  Trustee be  personally  liable for the payment of any  indebtedness  or  expenses of the Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken  by  the  Trust  under  this  Agreement  or  any  other  related documents as to all of which  recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(g)   Party B Representations.  Party B represents that:

      (i)   Status.  The Trustee is trustee of the Trust whose  appointment is valid  and  effective  both  under the laws of the State of New York and under  the PSA,  and the  Trustee  has the  power to own  assets  in its capacity as trustee of the Trust.

      (ii)  Powers.  In its capacity as trustee of the Trust,  the Trustee has
      power  under  the  PSA  to  execute   this   Agreement   and  any  other
      documentation  relating to this  Agreement that the Trustee is executing and  delivering  on behalf of the Trust,  to deliver this  Agreement and any other  documentation  relating to this Agreement that it is required to execute and deliver and to perform the  obligations (on behalf of the
      Trust)  under  this  Agreement  and any  obligations  (on  behalf of the
      Trust) under any Credit  Support  Document to which Party B is party and has taken all necessary  action to authorize  such  execution,  delivery and performance;

      (iii) No   violation   or  conflict.   Such   execution,   delivery  and
      performance  do not violate or conflict  with any law  applicable to the
      Trustee or Party B, any  provision  of the PSA, any order or judgment of any  court or other  agency of  government  applicable  to the  Trustee,
      Party  B or any  assets  of  Party  B,  or any  contractual  restriction binding on or affecting the Trustee, Party B or any assets of Party B;

      (iv)  Consents.  All  governmental  and other consents that are required have been  obtained  by Party B with  respect to this  Agreement  or any
      Credit  Support  Document to which  Party B is party have been  obtained and are in full  force and effect and all  conditions  of such  consents have been complied with; and

      (v)   Obligations   binding.  The  obligation  of  Party  B  under  this
      Agreement  and any Credit  Support  Document  to which  Party B is party constitute legal, valid and binding  obligations of Party B, enforceable against Party B in accordance  with their  respective  terms (subject to
      applicable  bankruptcy,   reorganization,   insolvency,   moratorium  or
      similar laws affecting  creditors'  rights generally and subject,  as to
      enforceability,   to  equitable   principles   of  general   application
      (regardless  of whether  enforcement is sought in a proceeding in equity or law)) and no circumstances  are known to Party B or the Trustee which would or might  prevent the Trustee  from having  recourse to the assets of Party B for the purposes of meeting such obligations.

(h)   Proceedings.  Party A shall  not  institute  against  or cause any other person  to  institute  against,  or join any other  person  in  instituting against Party B, any bankruptcy,  reorganization,  arrangement,  insolvency or  liquidation  proceedings,  or other  proceedings  under any  federal or state bankruptcy,  dissolution or similar law, for a period of one year and one day,  or if longer the  applicable  preference  period  then in effect, following  indefeasible payment in full of the Certificates.  Nothing shall preclude,  or be deemed to stop,  Party A (i) from taking any action  prior to the expiration of the  aforementioned one year and one day period, or if longer the applicable  preference period then in effect, in (A) any case or
   proceeding   voluntarily   filed  or  commenced  by  Party  B  or  (B)  any
   involuntary  insolvency  proceeding  filed or  commenced  by a Person other than Party A, (ii) from  commencing  against Party B or any of the Mortgage
   Loans  any  legal  action  which  is  not  a  bankruptcy,   reorganization,
   arrangement,  insolvency,  moratorium, liquidation or similar proceeding or
   (iii) from taking any action (not  otherwise  mentioned in this  paragraph)
   which will prevent an impairment of any right  afforded to it under the PSA as a third party beneficiary.
(i)   Change of Account.  Section 2(b) of this  Agreement is hereby amended by the addition of the following  after the word  "delivery" in the first line thereof:-

   "to another account in the same legal and tax  jurisdiction as the original account"

(j)   Pooling and Servicing Agreement.

   Party B will provide at least ten days' prior written  notice to Party A of any proposed  amendment or  modification to the PSA and Party B will obtain
   the  prior   written   consent  of  Party  A  to  any  such   amendment  or
   modification, where such consent is required under the terms of the PSA.

(k)   Set-off.  Notwithstanding  any provision of this  Agreement or any other existing  or future  agreements,  each of Party A and  Party B  irrevocably waives as to itself any and all contractual  rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  its payment or performance  of any  obligation  to the other  party  under this  Agreement against  any  obligation  of one party  hereto to the  other  party  hereto arising  outside of this  Agreement.  The  provisions for set-off set forth in Section  6(e) of this  Agreement  shall not apply for  purposes  of this
   Transaction.

(l)   Notice of  Certain  Events or  Circumstances.  Each party  agrees,  upon learning of the  occurrence  or existence  of any event or  condition  that constitutes  (or that with the  giving of notice or passage of time or both would  constitute) an Event of Default or Termination Event with respect to such  party,  promptly  to give the other  party  notice  of such  event or condition  (or, in lieu of giving  notice of such event or condition in the case of an event or condition  that with the giving of notice or passage of time or both would  constitute  an Event of Default  or  Termination  Event with  respect to the party,  to cause such event or  condition  to cease to exist before becoming an Event of Default or Termination  Event);  provided that failure to provide notice of such event or condition  pursuant to this
   Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)   Regarding  Party A. Party B  acknowledges  and  agrees  that Party A has had and will have no  involvement  in and,  accordingly  Party A accepts no responsibility for: (i) the establishment,  structure,  or choice of assets of Party B; (ii) the  selection  of any person  performing  services for or acting  on  behalf  of  Party  B;  (iii)  the  selection  of Party A as the
   Counterparty;  (iv) the terms of the  Certificates;  (v) the preparation of or  passing  on the  disclosure  and  other  information  contained  in any offering  circular for the  Certificates,  the PSA, or any other agreements or  documents  used by Party B or any other  party in  connection  with the marketing and sale of the Certificates (other than information  provided by
   Party A for  purposes of the  disclosure  document  relating to the Offered
   Certificates);  (vi) the ongoing  operations and administration of Party B, including  the  furnishing  of any  information  to  Party B  which  is not specifically  required under this  Agreement;  or (vii) any other aspect of
   Party B's existence.

(n)   Rating  Agency  Approval on Amendment.  In addition to the  requirements of Section 9, this  Agreement will not be amended unless Party B shall have received Rating Agency Approval.

(o)   Jurisdiction.  Section  13(b) is hereby  amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-":  and (ii) deleting the final paragraph thereof.

(o)   Limited Recourse  Non-petition.  The liability of Party B in relation to this  Agreement  and any  Confirmation  hereunder is limited in recourse to assets  in the  Trust and  payments  of  interest  proceeds  and  principal proceeds  thereon  applied in  accordance  with the terms of the PSA.  Upon application  of all of the assets in the Trust (and  proceeds  thereon)  in accordance  with the PSA, Party A shall not be entitled to take any further steps  against  Party B to recover any sums due but still unpaid  hereunder or thereunder, all claims in respect of which shall be extinguished.

(p)   Party A  hereby  agrees  that,  notwithstanding  any  provision  of this agreement to the contrary,  Party B's  obligations to pay any amounts owing under  Section  6(e)  of  this  Agreement  where  Party  A  is  either  the
   Defaulting  Party or the  sole  Affected  Party  shall  be  subject  to the payment  priority  described  in the PSA and  Party  A's  right to  receive payment of such amounts shall be subject to the payment priority  described in the PSA.

(q)   Waiver  of  Jury  Trial.  Each  party  waives,  to  the  fullest  extent permitted  by  applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this  Agreement or
   any  Credit   Support   Document.   Each  party   certifies   (i)  that  no
   representative,  agent or attorney of the other party or any Credit Support
   Provider has  represented,  expressly or  otherwise,  that such other party would  not,  in the  event of such a suit,  action or  proceeding,  seek to enforce the foregoing  waiver and (ii)  acknowledges  that it and the other party have been  induced to enter into this  Agreement  and provide for any
   Credit Support Document, as applicable,  by, among other things, the mutual waivers and certifications in this Section.

(r)   Consent to  Recording.  Each party (i) consents to the  recording of the telephone  conversations of trading and marketing  personnel of the parties and their  Affiliates  in connection  with this  Agreement or any potential transaction and (ii) if applicable,  agrees to obtain any necessary consent of, and give  notice of such  recording  to, such  personnel  of it and its
   Affiliates.

(s)   Severability.  If any term,  provision,  covenant,  or condition of this
   Agreement,  or the application thereof to any party or circumstance,  shall be held to be illegal,  invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants  and  conditions hereof  shall  continue in full force and effect as if this  Agreement  had
   been  executed  with  the  illegal,   invalid  or   unenforceable   portion
   eliminated,  so long as this Agreement as so modified continues to express, without material change,  the original  intentions of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this
   Agreement  will  not  substantially   impair  the  respective  benefits  or
   expectations of the parties to this Agreement.

(t)   Escrow  Payments.  If (whether by reason of the time difference  between the  cities  in  which  payments  are to be  made or  otherwise)  it is not possible  for  simultaneous  payments  to be made on any date on which both parties are required to make  payments  hereunder,  either party may at its option and in its sole  discretion  notify the other party that payments on that date are to be made in escrow.  In this case  deposit  of the  payment due  earlier on that date shall be made by 2:00 pm (local time at the place for the earlier  payment) on that date with an escrow agent selected by the notifying  party,  accompanied by irrevocable  payment  instructions (i) to release the  deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required deposit of the corresponding  payment from the  other  party on the  same  date  accompanied  by  irrevocable  payment instructions  to the same  effect or (ii) if the  required  deposit  of the corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into  escrow.  The party that elects to
   have   payments   made  in  escrow  shall  pay  all  costs  of  the  escrow
   arrangements.

(u)   Section  5(a)(iii)(1)  of this  Agreement is hereby deleted and replaced with the following:

   "(1) The  occurrence  of an Event  of  Default  under  any  Credit  Support
   Document if such Event of Default is continuing  after any applicable grace period has elapsed;"

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                       Wells Fargo Bank, N.A., not in its
                                       individual capacity but solely as
                                          trustee of the supplemental
                                       interest trust created pursuant to
     CREDIT SUISSE INTERNATIONAL      the Pooling and Servicing Agreement

By:_________________________          By:_________________________
Name:                                 Name:
Title:                                Title:

By:_________________________
Name:
Title: